UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2015 (June 11, 2015)

Rockdale Resources Corporation
(Exact name of registrant as specified in its charter)

Colorado	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston TX	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  832-941-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

On June 11, 2015, our board of directors agreed to issue Joel Oppenheim 100,000 shares of our restricted common stock in consideration for agreeing to serve on our board of directors (as described below under Item 5.02).  The shares of common stock were issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D of the Securities Act. Mr. Oppenheim represented to us that he is an accredited investor within the meaning of Rule 501(a) of Regulation D of the Securities Act, and that he acquired the shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The shares were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2015, our board of directors increased the size of our board of directors from two to three members and appointed Joel Oppenheim to our board of directors to fill the newly created vacancy.  Mr. Oppenheim’s biographical information is provided below:

Joel Oppenheim, age 71, our newly appointed director, has owned and operated the Oppenheim Group since 1991.  The Oppenheim Group is a real estate consulting firm that has represented multiple Fortune 10 and Fortune 100 Companies on their commercial real estate needs throughout the United States. Since 2014, he began concentrating on the Oppenheim Group's investment portfolio including several successful oil and gas investments both in Texas and California. Mr. Oppenheim is a licensed Commercial Real Estate Broker in Texas and graduated from City College of New York - Bernard Baruch School of Business, with a degree in accounting.

Mr. Oppenheim has been an active member of the Houston Angel Network since 2009. He has successfully started and sold numerous businesses throughout his career, including some of the most successful restaurants and clubs in Houston.

We concluded that Mr. Oppenheim should serve as our director based on his years of experience in contract negotiation, construction and finance. Throughout his career, he has shown great knowledge; skill and professionalism, which we believe will help guide our future operations.

As consideration for Mr. Oppenheim agreeing to become a member of our board of directors we issued him 100,000 shares of restricted common stock as described in Item 3.02 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockdale Resources Corporation

/s/ Lee Lytton
Lee Lytton Corporate Secretary

Date: June 24, 2015